UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7920

Western Asset High Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2008

ITEM 1.               REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / SEPTEMBER 30, 2008

Western Asset High
Income Opportunity
Fund Inc.

(HIO)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	24

Statement of operations	25

Statements of changes in net assets	26

Financial highlights	27

Notes to financial statements	28

Report of independent registered public accounting firm	34

Additional information	35

Annual chief executive officer and chief financial officer certifications	40

Dividend reinvestment plan	41

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Company Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month reporting period ended September 30, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy, as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S. dollar, and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter. According to the advance estimate released by the U.S. Department of Commerce, third quarter 2008 GDP declined 0.3%.

Consensus expectations now point to the U.S. falling into a recession later this year or in early 2009. Consumer spending, which represents approximately two-thirds of GDP, is moderating, as evidenced by the three consecutive months of declining retail sales during the third quarter of 2008. According to the Department of Commerce, September’s 1.2% fall in retail sales was the sharpest decline in three years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the first nine months of 2008. Year-to-date through September, roughly 760,000 jobs have been shed and the unemployment rate now stands at 6.1%, its highest level in five years.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September, the Fed held rates steady. Then, on October 8, 2008 (after the reporting period ended), in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial

Western Asset High Income Opportunity Fund Inc.	I

Letter from the chairman continued

markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. In conjunction with its October meeting, the Fed stated: “The pace of economic activity appears to have slowed markedly, owing importantly to a decline in consumer expenditures. ... Moreover, the intensification of financial market turmoil is likely to exert additional restraint on spending, partly by further reducing the ability of households and businesses to obtain credit.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September. In addition, the Treasury proposed a $700 billion rescue plan to help financial institutions reduce their exposure to troubled mortgage-related securities. After the House of Representatives initially rejected the plan on September 29, 2008, a revamped version was approved by Congress and, on October 3, 2008, signed into law by President Bush. Also in October, the government announced a plan to purchase stakes in the nation’s largest banks and guarantee certain bank debts. Also, the Federal Deposit Insurance Corporation (“FDIC”) temporarily increased its insurance on bank accounts from $100,000 to $250,000.

During the 12-month reporting period ended September 30, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of the reporting period, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, including high-quality corporate bonds and high grade municipal bonds. At one point in September, the yield available from the three-month Treasury bill fell to 0.04%, as investors were essentially willing to forgo any return potential in order to access the safety of government-backed securities. During the 12 months ended September 30, 2008, two-year Treasury yields fell from 3.97% to 2.00%. Over the same time frame, 10-year Treasury yields moved from 4.59% to 3.85%. Looking at

II	Western Asset High Income Opportunity Fund Inc.

the 12-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 3.65%.

Periods of increased investor risk aversion caused the high-yield bond market to produce poor results over the 12 months ended September 30, 2008. While the asset class rallied on several occasions, it was not enough to overcome numerous flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in September 2008. During the month of September, the Citigroup High Yield Market Indexv (the “Index”) returned -8.01%. Over the 12 months ended September 30, 2008, the Index returned -11.66%.

Despite periods of extreme market volatility and increased investor risk aversion, emerging market debt prices held up fairly well during most of the reporting period. In general, the asset class was supported by solid demand, superior growth rates in emerging market countries, increased domestic spending and rating upgrades in countries such as Brazil. However, fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices sharply lower in September. During the month of September, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -6.84%. Over the 12 months ended September 30, 2008, the EMBI Global returned -2.72%.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy during the remainder of the year and, perhaps, into 2009 as well.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

Western Asset High Income Opportunity Fund Inc.	III

Letter from the chairman continued

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 31, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

IV	Western Asset High Income Opportunity Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. In seeking to fulfill its investment objectives, the Fund invests, under normal market conditions, at least 80% of its net assets in high-yield securities and up to 20% in common stock equivalents, including options, warrants and rights.

We employ an actively managed approach that is risk-aware and incorporates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative), as well as sector overweights and underweights.

Risk and weightings are reviewed on a regular basis. Our bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with portfolio managers to determine which securities provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

Western Asset Management Company (“Western Asset”), the Fund’s subadviser, utilizes a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 3.97% and 4.59%, respectively. Treasury yields initially moved higher—and their prices moved lower–as surging oil and food prices triggered inflationary pressures and economic growth was better than expected. Toward the end of 2007, yields drifted lower and continued to decline through the first quarter of 2008, as concerns regarding the subprime mortgage market and a severe credit crunch caused a “flight to

Western Asset High Income Opportunity Fund Inc. 2008 Annual Report	1

Fund overview continued

quality.” During this period, investors were drawn to the relative safety of Treasuries, while increased risk aversion caused other segments of the bond market, including high-yield bonds, to falter.

Treasury yields then moved higher in April, May and early June, as inflationary pressures increased. During this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt rallied. However, the credit crunch resumed in mid-June, resulting in another flight to quality. This caused Treasury yields to move lower during much of the remainder of the reporting period. At the end of the fiscal year, two- and 10-year Treasury yields were 2.00% and 3.85%, respectively.

While the Fed attempted to stimulate growth by cutting the federal funds rateii from 5.25% to 2.00% from September 2007 through April 2008, it held rates steady during the remainder of the fiscal year. However, in early October, after the reporting period ended, the Fed lowered rates from 2.00% to 1.50%, citing “weakening of economic activity and a reduction in inflationary pressures.” The Fed further reduced the federal funds rate from 1.50% to 1.00% on October 29, 2008.

Turning to the high-yield bond market, it too experienced periods of increased volatility. This was particularly true at the end of the reporting period, as fears of a global recession triggered expectations for sharply higher default rates. As a result, high-yield spreads widened significantly as their prices fell sharply. Overall, during the 12 months ended September 30, 2008, the Citigroup High Yield Market Indexiii returned -11.66%.

Q. How did we respond to these changing market conditions?

A. As always, we followed our disciplined, value-oriented investment approach to managing the Fund’s portfolio. We believe that the ability to integrate fundamental credit research with rigorous relative value analysis drives performance in our portfolios. This is the basis of each investment and does not change regardless of market conditions. While the high-yield market suffered from significant technical dislocations that negatively impacted valuations, in our view, this created significant opportunities for long-term investors.

Performance review

For the 12 months ended September 30, 2008, Western Asset High Income Opportunity Fund Inc. returned -12.32% based on its net asset value (“NAV”)iv and -26.04% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexv, returned -10.51% for the same period. The Lipper High Current Yield Closed-End Funds Category Averagevi returned -18.95% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

2	Western Asset High Income Opportunity Fund Inc. 2008 Annual Report

During the 12-month period, the Fund made distributions to shareholders totaling $0.57 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of September 30, 2008.

Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of September 30, 2008 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$5.59 (NAV)	-12.32%
$4.34 (Market Price)	-26.04%

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The Fund’s issue selection contributed to performance during the reporting period. For example, eight of its largest ten overweight positions outperformed the Fund’s benchmark. Sub-sector and sector allocation also aided relative performance, including underweights to Media—Non-Cable and Consumer Cyclicals1, which returned -21.05% and -17.77%, respectively, for the 12 months ended September 30, 2008. In addition, the Fund’s relative performance benefited from its overweights to Capital Goods2, which returned -4.93%, and Utilities, which returned -2.61%. Our decision to hold a portion of the portfolio in cash was also beneficial to results during the 12-month reporting period.

Q. What were the leading detractors from performance?

A. Relative to its benchmark, the Fund’s overweight to CCC and below rated issues detracted from performance as these lower-rated securities returned -18.16% for the reporting period. The Fund’s relative performance was also hurt by an overweight to Media—Cable, which returned -10.13%, as well as overweights to select Financials that performed particularly poorly. These included the Fund’s holdings in Residential Capital LLC, AIG and Fannie Mae preferred securities.

[1]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

[2]	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

Western Asset High Income Opportunity Fund Inc. 2008 Annual Report	3

Fund overview continued

Looking for additional information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIOX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

October 29, 2008

4	Western Asset High Income Opportunity Fund Inc. 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of September 30, 2008 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top 10 holdings (as a percentage of net assets) as of this date were: Energy Future Holdings, (3.2%), Ford Motor Credit Co., Senior Notes, 12.000% due 5/15/15 (1.4%), CCH I LLC/CCH I Capital Corp. (1.3%), Hertz Corp. (1.2%), Sprint Capital Corp., Notes, 8.750% due 3/15/32 (1.0%), El Paso Corp., Medium-Term Notes, 7.750% due 1/15/32 (1.0%), Ocwen Capital Trust I (1.0%), SandRidge Energy Inc. (1.0%), DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13 (1.0%) and Intelsat Corp. (1.0%). Please refer to pages 7 through 23 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets), as of September 30, 2008 were: Consumer Discretionary (17.9%), Industrials (14.2%), Energy (13.7%), Financials (10.2%) and Telecommunication Services (9.2%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund invests in high-yield debt securities, which are subject to greater risks than investments in higher-rated bonds, such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Fixed-income investments are subject to interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant fluctuations. These risks are magnified in emerging markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

iv

Net asset value (“NAV”) is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price, as determined by supply of and demand for the Fund’s shares.

[v]

The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade fixed-rate, taxable corporate bond market.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended September 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 5 funds in the Fund’s Lipper category.

Western Asset High Income Opportunity Fund Inc. 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — September 30, 2008

6	Western Asset High Income Opportunity Fund Inc. 2008 Annual Report

Schedule of investments

September 30, 2008

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
CORPORATE BONDS & NOTES — 90.1%
CONSUMER DISCRETIONARY — 17.2%
	Auto Components — 1.4%
	Allison Transmission Inc., Senior Notes:
$250,000	11.000% due 11/1/15(a)	$218,750
1,640,000	11.250% due 11/1/15(a)(b)	1,353,000
1,820,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	973,700
	Visteon Corp., Senior Notes:
1,372,000	8.250% due 8/1/10	1,145,620
3,766,000	12.250% due 12/31/16(a)	2,278,430
	Total Auto Components	5,969,500
	Automobiles — 1.1%
505,000	Ford Motor Co., Debentures, 8.900% due 1/15/32	229,775
	General Motors Corp.:
1,510,000	Notes, 7.200% due 1/15/11	890,900
6,160,000	Senior Debentures, 8.375% due 7/15/33	2,494,800
2,125,000	Senior Notes, 7.125% due 7/15/13	982,813
	Total Automobiles	4,598,288
	Diversified Consumer Services — 0.5%
2,485,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	2,000,425
	Hotels, Restaurants & Leisure — 3.9%
675,000	Boyd Gaming Corp., Senior Subordinated Notes, 7.125% due 2/1/16	470,813
2,345,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(c)	35,176
1,570,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	934,150
1,450,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	1,051,250
618,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	565,470
1,400,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	1,022,000
1,095,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	1,051,200
445,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau
	Las Vegas Capital Corp., 10.250% due 6/15/15(a)	126,825
1,120,000	Harrah’s Operating Co. Inc., Senior Notes, 10.750% due 2/1/16(a)	576,800
1,640,000	Indianapolis Downs LLC & Capital Corp., 11.000% due 11/1/12(a)	1,123,400
2,545,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	1,743,325
700,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	528,500

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2008 Annual Report	7

Schedule of investments continued

September 30, 2008

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 3.9% continued
	MGM MIRAGE Inc.:
$1,130,000	Notes, 6.750% due 9/1/12	$889,875
360,000	Senior Notes, 7.500% due 6/1/16	264,600
225,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	156,375
2,135,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14(a)	2,172,362
1,155,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	796,950
790,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 6.875% due 2/1/14(a)(d)	572,750
	Station Casinos Inc.:
	Senior Notes:
1,245,000	6.000% due 4/1/12	703,425
2,265,000	7.750% due 8/15/16	1,240,087
85,000	Senior Subordinated Notes, 6.625% due 3/15/18	22,950
	Total Hotels, Restaurants & Leisure	16,048,283
	Household Durables — 1.7%
200,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	183,000
1,140,000	D.R. Horton Inc., Senior Notes, 8.000% due 2/1/09	1,127,175
305,000	Jarden Corp., Senior Subordinated Notes, 7.500% due 5/1/17	255,437
1,965,000	K Hovnanian Enterprises Inc., 11.500% due 5/1/13(a)	1,935,525
1,790,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	1,727,350
2,210,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	2,000,050
	Total Household Durables	7,228,537
	Internet & Catalog Retail — 0.3%
155,000	Expedia Inc., Senior Notes, 8.500% due 7/1/16(a)	140,275
1,030,000	Ticketmaster, Senior Notes, 10.750% due 8/1/16(a)	973,350
	Total Internet & Catalog Retail	1,113,625
	Media — 6.0%
	Affinion Group Inc.:
340,000	Senior Notes, 10.125% due 10/15/13	321,300
3,020,000	Senior Subordinated Notes, 11.500% due 10/15/15	2,823,700
7,895,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	5,250,175
765,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13	646,425
540,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12	321,300
850,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	497,250

See Notes to Financial Statements.

8	Western Asset High Income Opportunity Fund Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Media — 6.0% continued
$2,930,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)	$2,856,750
	CSC Holdings Inc., Senior Notes:
1,320,000	8.125% due 7/15/09	1,310,100
760,000	6.750% due 4/15/12	700,150
1,416,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13	881,460
660,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	655,050
	EchoStar DBS Corp., Senior Notes:
640,000	6.625% due 10/1/14	515,200
630,000	7.750% due 5/31/15	537,075
2,325,000	Historic TW Inc., Senior Notes, 6.625% due 5/15/29	1,861,697
4,310,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	1,196,025
	R.H. Donnelley Corp.:
290,000	11.750% due 5/15/15(a)	178,350
1,025,000	Senior Discount Notes, 6.875% due 1/15/13	404,875
1,915,000	Senior Notes, 8.875% due 1/15/16	660,675
1,060,000	Sun Media Corp., 7.625% due 2/15/13	980,500
	TL Acquisitions Inc.:
1,080,000	Senior Notes, 10.500% due 1/15/15(a)	858,600
1,790,000	Senior Subordinated Notes, step bond to yield 13.249% due 7/15/15(a)	1,208,250
	Total Media	24,664,907
	Multiline Retail — 1.4%
2,405,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17(b)	2,236,650
	Neiman Marcus Group Inc.:
150,000	7.125% due 6/1/28	109,500
4,130,000	Senior Notes, 9.000% due 10/15/15(b)	3,479,525
15,000	Senior Subordinated Notes, 10.375% due 10/15/15	12,638
	Total Multiline Retail	5,838,313
	Specialty Retail — 0.9%
480,000	Ace Hardware Corp., Senior Secured Notes, 9.125% due 6/1/16(a)	412,800
	AutoNation Inc., Senior Notes:
225,000	4.791% due 4/15/13(d)	190,688
345,000	7.000% due 4/15/14	301,875
1,735,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	1,249,200
365,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	379,600

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2008 Annual Report	9

Schedule of investments continued

September 30, 2008

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Specialty Retail — 0.9% continued
	Michaels Stores Inc.:
$1,070,000	Senior Notes, 10.000% due 11/1/14	$679,450
730,000	Senior Subordinated Bonds, 11.375% due 11/1/16	348,575
	Total Specialty Retail	3,562,188
	TOTAL CONSUMER DISCRETIONARY	71,024,066
CONSUMER STAPLES — 1.4%
	Food & Staples Retailing — 0.1%
276,000	Delhaize America Inc., Debentures, 9.000% due 4/15/31	290,447
	Food Products — 0.7%
	Dole Food Co. Inc., Senior Notes:
185,000	8.625% due 5/1/09	177,600
2,185,000	7.250% due 6/15/10	1,933,725
575,000	8.875% due 3/15/11	485,875
340,000	Stater Brothers Holdings Inc., 7.750% due 4/15/15	319,600
	Total Food Products	2,916,800
	Household Products — 0.2%
1,235,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	1,139,287
	Tobacco — 0.4%
	Alliance One International Inc., Senior Notes:
385,000	8.500% due 5/15/12	358,050
1,270,000	11.000% due 5/15/12	1,250,950
	Total Tobacco	1,609,000
	TOTAL CONSUMER STAPLES	5,955,534
ENERGY — 12.8%
	Energy Equipment & Services — 2.2%
2,305,000	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	2,795,315
1,150,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	1,098,250
1,350,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	1,302,750
625,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	600,000
60,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	56,134
3,270,000	Tennessee Gas Pipeline Co., Bonds, 8.375% due 6/15/32	3,148,853
	Total Energy Equipment & Services	9,001,302
	Oil, Gas & Consumable Fuels — 10.6%
1,740,000	Atlas Pipeline Partners LP, 8.750% due 6/15/18(a)	1,644,300
3,572,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	3,268,380
	Chesapeake Energy Corp., Senior Notes:
2,845,000	6.625% due 1/15/16	2,567,612
140,000	6.500% due 8/15/17	123,200

See Notes to Financial Statements.

10	Western Asset High Income Opportunity Fund Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 10.6% continued
$1,180,000	6.250% due 1/15/18	$1,014,800
365,000	7.250% due 12/15/18	337,625
360,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	345,600
678,062	Corral Finans AB, Senior Secured Subordinated Bonds, 7.791% due 4/15/10(a)(b)(d)	556,011
	El Paso Corp., Medium-Term Notes:
540,000	7.800% due 8/1/31	457,659
4,965,000	7.750% due 1/15/32	4,180,297
	Enterprise Products Operating LP:
1,310,000	Junior Subordinated Notes, 8.375% due 8/1/66	1,216,021
620,000	Subordinated Notes, 7.034% due 1/15/68	500,656
2,500,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	2,375,000
465,000	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16	430,125
2,535,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	2,275,162
	Mariner Energy Inc., Senior Notes:
940,000	7.500% due 4/15/13	836,600
555,000	8.000% due 5/15/17	471,750
1,060,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18	1,012,300
	OPTI Canada Inc., Senior Secured Notes:
470,000	7.875% due 12/15/14	418,300
505,000	8.250% due 12/15/14	454,500
1,420,000	Parallel Petroleum Corp., 10.250% due 8/1/14	1,285,100
	Petrohawk Energy Corp., Senior Notes:
1,075,000	9.125% due 7/15/13	1,015,875
420,000	7.875% due 6/1/15(a)	367,500
	Petroplus Finance Ltd.:
630,000	6.750% due 5/1/14(a)	535,500
1,150,000	Senior Note, 7.000% due 5/1/17(a)	960,250
1,200,000	Quicksilver Resources Inc., 8.250% due 8/1/15	1,104,000
4,500,000	SandRidge Energy Inc., 8.625% due 4/1/15(a)(b)	4,050,000
3,485,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(c)(f)	365,925
1,020,000	Southwestern Energy Co., Senior Notes, 7.500% due 2/1/18(a)	994,500
350,000	Targa Resources Partners LP, Senior Notes, 8.250% due 7/1/16(a)	302,750
600,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	609,000
2,235,000	VeraSun Energy Corp., 9.375% due 6/1/17	894,000
1,325,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	1,066,625
1,275,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	1,090,125

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2008 Annual Report	11

Schedule of investments continued

September 30, 2008

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 10.6% continued
	Williams Cos. Inc.:
	Notes:
$1,280,000	7.875% due 9/1/21	$1,282,569
2,320,000	8.750% due 3/15/32	2,384,823
1,125,000	Senior Notes, 7.625% due 7/15/19	1,110,131
	Total Oil, Gas & Consumable Fuels	43,904,571
	TOTAL ENERGY	52,905,873
FINANCIALS — 9.3%
	Capital Markets — 0.2%
1,080,000	Morgan Stanley, Senior Notes, 3.875% due 1/15/09	993,684
	Commercial Banks — 0.4%
500,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14(a)	371,250
	TuranAlem Finance BV, Bonds:
1,530,000	8.250% due 1/22/37(a)	860,625
470,000	8.250% due 1/22/37(a)	264,375
	Total Commercial Banks	1,496,250
	Consumer Finance — 3.8%
1,925,000	AmeriCredit Corp., 8.500% due 7/1/15	1,617,000
	Ford Motor Credit Co.:
	Notes:
925,000	7.875% due 6/15/10	706,330
1,140,000	7.000% due 10/1/13	701,245
	Senior Notes:
1,037,000	8.069% due 6/15/11(d)	755,499
1,370,000	5.538% due 1/13/12(d)	877,047
7,610,000	12.000% due 5/15/15	5,813,203
7,545,000	General Motors Acceptance Corp., Bonds, 8.000% due 11/1/31	2,850,018
3,170,000	SLM Corp., 8.450% due 6/15/18	2,158,678
	Total Consumer Finance	15,479,020
	Diversified Financial Services — 2.9%
1,035,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15(a)	491,625
1,040,000	Capmark Financial Group Inc., 5.875% due 5/10/12	518,789
1,250,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(a)	1,021,875
1,970,000	Citigroup Inc., Junior Subordinated Notes, Preferred Securities, 8.400% due 4/30/18(d)	1,343,363
	Leucadia National Corp., Senior Notes:
1,220,000	8.125% due 9/15/15	1,192,550
450,000	7.125% due 3/15/17	411,750

See Notes to Financial Statements.

12	Western Asset High Income Opportunity Fund Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Diversified Financial Services — 2.9% continued
	Residential Capital LLC:
$3,206,000	Junior Secured Notes, 9.625% due 5/15/15(a)	$785,470
2,458,000	Senior Secured Notes, 8.500% due 5/15/10(a)	1,364,190
	TNK-BP Finance SA:
1,525,000	7.875% due 3/13/18(a)	1,098,000
744,000	Senior Notes, 7.875% due 3/13/18(a)	524,520
	Vanguard Health Holdings Co.:
2,850,000	I LLC, Senior Discount Notes, step bond to yield 12.732% due 10/1/15	2,479,500
765,000	II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	742,050
	Total Diversified Financial Services	11,973,682
	Insurance — 0.1%
3,080,000	American International Group Inc., Junior Subordinated Debentures, 8.175% due 5/15/58(a)(d)	493,644
	Real Estate Investment Trusts (REITs) — 0.4%
75,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	60,375
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
360,000	6.500% due 6/1/16	342,000
1,165,000	6.750% due 4/1/17	1,106,750
	Total Real Estate Investment Trusts (REITs)	1,509,125
	Real Estate Management & Development — 0.5%
1,270,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	577,850
	Realogy Corp.:
320,000	10.500% due 4/15/14	142,400
2,015,000	11.000% due 4/15/14(b)	780,812
2,045,000	Senior Subordinated Notes, 12.375% due 4/15/15	705,525
	Total Real Estate Management & Development	2,206,587
	Thrifts & Mortgage Finance — 1.0%
5,500,000	Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27	4,125,000
	TOTAL FINANCIALS	38,276,992
HEALTH CARE — 7.3%
	Health Care Equipment & Supplies — 0.8%
1,270,000	Advanced Medical Optics Inc., Senior Subordinated Notes, 7.500% due 5/1/17	1,111,250
	Biomet Inc.:
500,000	10.375% due 10/15/17(b)	497,500
1,670,000	11.625% due 10/15/17	1,686,700
	Total Health Care Equipment & Supplies	3,295,450

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2008 Annual Report	13

Schedule of investments continued

September 30, 2008

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Health Care Providers & Services — 6.4%
$2,755,000	CRC Health Corp., 10.750% due 2/1/16	$2,135,125
	DaVita Inc.:
230,000	Senior Notes, 6.625% due 3/15/13	219,650
1,640,000	Senior Subordinated Notes, 7.250% due 3/15/15	1,566,200
	HCA Inc.:
3,920,000	Debentures, 7.500% due 11/15/95	2,621,186
	Notes:
990,000	6.375% due 1/15/15	784,575
970,000	7.690% due 6/15/25	725,793
40,000	Senior Notes, 6.250% due 2/15/13	33,600
	Senior Secured Notes:
1,640,000	9.250% due 11/15/16	1,599,000
3,045,000	9.625% due 11/15/16(b)	2,900,363
2,675,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	2,541,250
	Tenet Healthcare Corp., Senior Notes:
2,310,000	6.375% due 12/1/11	2,142,525
90,000	6.500% due 6/1/12	83,700
4,250,000	7.375% due 2/1/13	3,888,750
	Universal Hospital Services Inc.:
530,000	6.303% due 6/1/15(d)	469,050
1,990,000	Senior Secured Notes, 8.500% due 6/1/15(b)	1,865,625
3,774,000	US Oncology Holdings Inc., Senior Notes, 8.334% due 3/15/12(b)(d)	2,905,980
	Total Health Care Providers & Services	26,482,372
	Pharmaceuticals — 0.1%
4,870,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(f)	255,675
	TOTAL HEALTH CARE	30,033,497
INDUSTRIALS — 13.7%
	Aerospace & Defense — 1.9%
1,120,000	BE Aerospace Inc., 8.500% due 7/1/18	1,089,200
	DRS Technologies Inc., Senior Subordinated Notes:
310,000	6.625% due 2/1/16	314,650
1,405,000	7.625% due 2/1/18	1,475,250
4,235,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(b)	3,853,850
1,460,000	L-3 Communications Corp., Senior Subordinated Notes, 5.875% due 1/15/15	1,328,600
	Total Aerospace & Defense	8,061,550

See Notes to Financial Statements.

14	Western Asset High Income Opportunity Fund Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Airlines — 2.6%
	Continental Airlines Inc., Pass-Through Certificates:
$285,309	8.312% due 4/2/11(e)	$254,638
930,000	7.339% due 4/19/14	618,450
3,950,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	3,693,250
1,074,556	Delta Air Lines Inc., 8.954% due 8/10/14	832,780
	United Airlines Inc., Pass-Through Certificates:
1,045,000	6.831% due 3/1/10	1,102,475
2,268,135	7.811% due 10/1/09	2,597,015
962,968	8.030% due 7/1/11(e)	1,013,524
460,000	6.932% due 9/1/11	540,500
	Total Airlines	10,652,632
	Building Products — 1.6%
	Associated Materials Inc.:
5,125,000	Senior Discount Notes, step bond to yield 13.656% due 3/1/14	3,331,250
945,000	Senior Subordinated Notes, 9.750% due 4/15/12	935,550
880,000	Nortek Inc., Senior Secured Notes, 10.000% due 12/1/13(a)	778,800
3,800,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.352% due 3/1/14	1,653,000
	Total Building Products	6,698,600
	Commercial Services & Supplies — 3.0%
855,000	Ashtead Holdings PLC, Secured Notes, 8.625% due 8/1/15(a)	739,575
	DynCorp International LLC/DIV Capital Corp.:
1,220,000	9.500% due 2/15/13(a)	1,204,750
4,100,000	Senior Subordinated Notes, 9.500% due 2/15/13	4,018,000
2,150,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	2,203,750
2,495,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	1,902,438
	US Investigations Services Inc.:
2,405,000	11.750% due 5/1/16(a)	1,984,125
280,000	Senior Subordinated Notes, 10.500% due 11/1/15(a)	250,600
	Total Commercial Services & Supplies	12,303,238
	Construction & Engineering — 0.3%
1,460,000	CSC Holdings Inc., 8.500% due 6/15/15(a)	1,363,275
	Electrical Equipment — 0.1%
260,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	221,000
	Industrial Conglomerates — 0.3%
	Sequa Corp., Senior Notes:
840,000	11.750% due 12/1/15(a)	709,800
868,350	13.500% due 12/1/15(a)(b)	733,756
	Total Industrial Conglomerates	1,443,556

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2008 Annual Report	15

Schedule of investments continued

September 30, 2008

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Machinery — 0.2%
$730,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	$649,700
	Road & Rail — 2.3%
5,965,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	5,010,600
	Kansas City Southern de Mexico, Senior Notes:
2,740,000	9.375% due 5/1/12	2,808,500
1,180,000	7.625% due 12/1/13	1,132,800
520,000	7.375% due 6/1/14	499,200
	Total Road & Rail	9,451,100
	Trading Companies & Distributors — 1.1%
1,140,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	986,100
2,755,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	2,052,475
2,410,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)	1,674,950
	Total Trading Companies & Distributors	4,713,525
	Transportation Infrastructure — 0.3%
	Swift Transportation Co., Senior Secured Notes:
2,330,000	10.554% due 5/15/15(a)(d)	733,950
1,325,000	12.500% due 5/15/17(a)	443,875
	Total Transportation Infrastructure	1,177,825
	TOTAL INDUSTRIALS	56,736,001
INFORMATION TECHNOLOGY — 2.2%
	Communications Equipment — 0.5%
3,140,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	1,931,100
	Electronic Equipment, Instruments & Components — 0.2%
	NXP BV/NXP Funding LLC, Senior Secured Notes:
520,000	5.541% due 10/15/13(d)	345,150
760,000	7.875% due 10/15/14	513,000
	Total Electronic Equipment, Instruments & Components	858,150
	IT Services — 1.1%
1,430,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(a)(b)	1,169,025
	First Data Corp.:
250,000	5.625% due 11/1/11	136,250
1,385,000	Senior Notes, 9.875% due 9/24/15(a)	1,261,680
	SunGard Data Systems Inc.:
60,000	Senior Notes, 9.125% due 8/15/13	54,300
2,300,000	Senior Subordinated Notes, 10.250% due 8/15/15	2,006,750
	Total IT Services	4,628,005

See Notes to Financial Statements.

16	Western Asset High Income Opportunity Fund Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE
AMOUNT	SECURITY	VALUE
	Semiconductors & Semiconductor Equipment — 0.1%
	Freescale Semiconductor Inc.:
$170,000	Senior Notes, 8.875% due 12/15/14	$118,150
330,000	Senior notes, 9.125% due 12/15/14(b)	209,550
	Total Semiconductors & Semiconductor Equipment	327,700
	Software — 0.3%
1,820,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	1,355,900
	TOTAL INFORMATION TECHNOLOGY	9,100,855
MATERIALS — 8.0%
	Chemicals — 1.4%
3,670,000	Georgia Gulf Corp., Senior Notes, 10.750% due 10/15/16	1,669,850
800,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	692,000
1,440,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	1,490,400
2,870,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27(a)	1,305,850
494,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	422,370
	Total Chemicals	5,580,470
	Containers & Packaging — 0.7%
650,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	591,500
525,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(a)	446,250
725,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(c)(e)(f)	0
810,000	Rock-Tenn Co., Senior Notes, 9.250% due 3/15/16(a)	826,200
1,090,000	Solo Cup Co., Senior Subordinated Notes, 8.500% due 2/15/14	877,450
	Total Containers & Packaging	2,741,400
	Metals & Mining — 3.0%
2,090,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	2,061,724
880,000	Metals USA Holdings Corp., 8.791% due 7/1/12(b)(d)	708,400
2,345,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	2,262,925
2,690,000	Noranda Aluminium Holding Corp., Senior Notes, 8.578% due 11/15/14(b)(d)	1,788,850
2,425,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	2,121,875
4,105,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15(a)	3,509,775
	Total Metals & Mining	12,453,549
	Paper & Forest Products — 2.9%
	Abitibi-Consolidated Co. of Canada:
3,295,000	15.500% due 7/15/10(a)	2,339,450
3,590,000	Senior Secured Notes, 13.750% due 4/1/11(a)	3,590,000
	Appleton Papers Inc.:
125,000	Senior Notes, 8.125% due 6/15/11	110,313

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2008 Annual Report	17

Schedule of investments continued

September 30, 2008

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE
AMOUNT	SECURITY	VALUE
	Paper & Forest Products — 2.9% continued
$2,410,000	Senior Subordinated Notes, 9.750% due 6/15/14	$1,861,725
	NewPage Corp., Senior Secured Notes:
2,755,000	9.051% due 5/1/12(d)	2,479,500
430,000	10.000% due 5/1/12	387,000
789,511	Newpage Holding Corp., 9.986% due 11/1/13(b)(d)	702,665
830,000	Verso Paper Holdings LLC, 11.375% due 8/1/16	676,450
	Total Paper & Forest Products	12,147,103
	TOTAL MATERIALS	32,922,522
TELECOMMUNICATION SERVICES — 9.2%
	Diversified Telecommunication Services — 6.4%
385,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	275,275
	Citizens Communications Co.:
160,000	Debentures, 7.050% due 10/1/46	92,000
2,125,000	Senior Notes, 7.875% due 1/15/27	1,604,375
1,555,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10(c)(e)(f)	0
	Hawaiian Telcom Communications Inc.:
130,000	Senior Notes, 9.750% due 5/1/13	26,650
980,000	Senior Subordinated Notes, 12.500% due 5/1/15	142,100
4,250,000	Intelsat Corp., 9.250% due 8/15/14(a)	3,995,000
170,000	Intelsat Jackson Holdings Ltd., 9.500% due 6/15/16(a)	158,950
3,390,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	2,576,400
2,200,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	2,013,000
	Qwest Communications International Inc.:
500,000	7.250% due 2/15/11	476,250
	Senior Notes:
250,000	6.304% due 2/15/09(d)	248,125
1,440,000	7.500% due 2/15/14	1,252,800
4,245,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13(a)	3,438,450
3,977,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	3,350,622
3,950,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(a)	3,890,750
3,100,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	2,875,250
	Total Diversified Telecommunication Services	26,415,997
	Wireless Telecommunication Services — 2.8%
1,340,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)	1,534,300
610,000	iPCS Inc., 4.926% due 5/1/13(d)	500,200
760,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	714,400

See Notes to Financial Statements.

18	Western Asset High Income Opportunity Fund Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE
AMOUNT	SECURITY	VALUE
	Wireless Telecommunication Services — 2.8% continued
	Sprint Capital Corp.:
$5,550,000	Notes, 8.750% due 3/15/32	$4,338,102
3,250,000	Senior Notes, 6.875% due 11/15/28	2,182,284
3,700,000	True Move Co., Ltd., 10.750% due 12/16/13(a)	2,516,000
	Total Wireless Telecommunication Services	11,785,286
	TOTAL TELECOMMUNICATION SERVICES	38,201,283
UTILITIES — 9.0%
	Electric Utilities — 0.9%
124,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	120,900
4,230,000	Texas Competitive Electric Holding Co. LLC, Senior Notes, 10.500% due 11/1/16(a)(b)	3,606,075
	Total Electric Utilities	3,726,975
	Gas Utilities — 0.6%
3,050,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	2,714,500
	Independent Power Producers & Energy Traders — 7.5%
	AES Corp., Senior Notes:
3,435,000	8.000% due 10/15/17	3,117,262
560,000	8.000% due 6/1/20(a)	492,800
	Dynegy Holdings Inc.:
2,090,000	Senior Debentures, 7.625% due 10/15/26	1,536,150
1,890,000	Senior Notes, 7.750% due 6/1/19	1,521,450
320,000	Dynegy Inc., 7.670% due 11/8/16	290,400
	Edison Mission Energy, Senior Notes:
1,670,000	7.750% due 6/15/16	1,578,150
1,150,000	7.200% due 5/15/19	1,017,750
1,785,000	7.625% due 5/15/27	1,454,775
15,420,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(a)(b)	13,107,000
1,159,410	Mirant Mid Atlantic LLC, Pass-Through Certificates, 10.060% due 12/30/28	1,307,235
1,200,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	1,134,000
	NRG Energy Inc., Senior Notes:
500,000	7.250% due 2/1/14	465,000
4,220,000	7.375% due 2/1/16	3,808,550
165,000	7.375% due 1/15/17	150,563
	Total Independent Power Producers & Energy Traders	30,981,085
	TOTAL UTILITIES	37,422,560
	TOTAL CORPORATE BONDS & NOTES (Cost — $464,033,952)	372,579,183

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2008 Annual Report	19

Schedule of investments continued

September 30, 2008

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE
AMOUNT	SECURITY	VALUE
ASSET-BACKED SECURITY — 0.0%
FINANCIAL — 0.0%
	Diversified Financial Services — 0.0%
$9,956,016	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(c)(e)(f) (Cost — $10,632,308)	$0
CONVERTIBLE BONDS & NOTES — 0.4%
CONSUMER DISCRETIONARY — 0.1%
	Media — 0.1%
570,000	Virgin Media Inc., 6.500% due 11/15/16(a)	364,088
INDUSTRIALS — 0.3%
	Marine — 0.3%
1,685,000	Horizon Lines Inc., 4.250% due 8/15/12	1,278,494
	TOTAL CONVERTIBLE BONDS & NOTES (Cost — $1,862,941)	1,642,582
COLLATERALIZED MORTGAGE OBLIGATION — 0.2%
1,710,554	Countrywide Home Loan Mortgage Pass-Through Trust, 5.214% due 4/20/35(d) (Cost — $1,039,820)	1,026,332
COLLATERALIZED SENIOR LOANS — 2.0%
CONSUMER DISCRETIONARY — 0.4%
	Auto Components — 0.4%
2,196,835	Allison Transmission, Term Loan B, 5.338% due 8/7/14(d)	1,825,726
ENERGY — 0.9%
	Energy Equipment & Services — 0.6%
2,541,220	Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18(b)(d)(f)	2,452,277
	Oil, Gas & Consumable Fuels — 0.3%
1,500,000	Stallion Oilfield Services, Term Loan, 8.361% due 7/31/12(d)	1,365,000
	TOTAL ENERGY	3,817,277
INDUSTRIALS — 0.2%
	Trading Companies & Distributors — 0.2%
1,120,195	Penhall International Corp., Term Loan, 9.883% due 4/1/12(a)(d)	728,127
MATERIALS — 0.5%
	Containers & Packaging — 0.4%
2,744,241	Berry Plastics Corp., Senior Term Loan, 9.791% due 6/15/14(d)	1,646,544
	Paper & Forest Products — 0.1%
448,000	Verso Paper Holdings LLC, 9.033% due 2/1/13(d)	369,600
	TOTAL MATERIALS	2,016,144
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $10,250,069)	8,387,274
SOVEREIGN BOND — 0.7%
	Russia — 0.7%
2,856,500	Russian Federation, 7.500% due 3/31/30(a) (Cost — $3,131,232)	2,928,341

See Notes to Financial Statements.

20	Western Asset High Income Opportunity Fund Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

SHARES	SECURITY	VALUE
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Household Durables — 0.0%
4,660,992	Home Interiors & Gifts Inc.(e)(f)*	$5
CONSUMER STAPLES — 0.0%
	Food Products — 0.0%
73,499	Aurora Foods Inc.(e)(f)*	0
MATERIALS — 0.0%
	Chemicals — 0.0%
1	Pliant Corp.(e)(f)*	0
TELECOMMUNICATION SERVICES — 0.0%
	Diversified Telecommunication Services — 0.0%
3,736	McLeodUSA Inc., Class A Shares(e)(f)*	0
20,125	Pagemart Wireless(e)(f)*	201
	TOTAL TELECOMMUNICATION SERVICES	201
	TOTAL COMMON STOCKS (Cost — $2,167,617)	206
CONVERTIBLE PREFERRED STOCKS — 0.9%
FINANCIALS — 0.9%
	Diversified Financial Services — 0.9%
3,030	Bank of America Corp., 7.250%	2,539,140
25,100	Citigroup Inc., 6.500%	1,029,100
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $4,263,006)	3,568,240
PREFERRED STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.2%
	Automobiles — 0.2%
22,300	Ford Motor Co., 7.400%	158,999
17,100	Ford Motor Co., 8.000%	116,964
1,600	Ford Motor Co., Series F, 7.550%	15,600
900	General Motors Corp., 7.250%	6,219
10,100	General Motors Corp., Senior Notes, 7.250%	70,599
2,600	General Motors Corp., Senior Notes, 7.375%	18,310
31,700	General Motors Corp., Senior Notes, 7.500%	224,436
	Total Automobiles	611,127
	Media — 0.0%
4	ION Media Networks Inc., Series B, 12.000%*	2,600
	TOTAL CONSUMER DISCRETIONARY	613,727

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2008 Annual Report	21

Schedule of investments continued

September 30, 2008

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

SHARES		SECURITY	VALUE
FINANCIALS — 0.0%
		Diversified Financial Services — 0.0%
3,400		Preferred Plus Trust, Series FRD-1, 7.400%	$27,030
8,400		Saturns, Series F 2003-5, 8.125%	58,800
		Total Diversified Financial Services	85,830
		Thrifts & Mortgage Finance — 0.0%
37,200		Federal National Mortgage Association (FNMA), 8.250%(g)	81,096
		TOTAL FINANCIALS	166,926
		TOTAL PREFERRED STOCKS (Cost — $2,619,800)	780,653
WARRANTS
WARRANTS — 0.0%
1,705		Cybernet Internet Services International Inc., Expires 7/1/09(e)(f)*	0
1,555		GT Group Telecom Inc., Class B Shares, Expires 2/1/10(a)(e)(f)*	0
1,185		IWO Holdings Inc., Expires 1/15/11(a)(e)(f)*	0
1,000		Jazztel PLC, Expires 7/15/10(e)(f)*	0
1,765		Merrill Corp., Class B Shares, Expires 5/5/09(a)(e)(f)*	0
3,510		Viasystems Group Inc., Expires 1/12/10(e)(f)*	0
		TOTAL WARRANTS (Cost — $623,616)	0
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $500,624,361)	390,912,811

FACE AMOUNT†
SHORT-TERM INVESTMENTS — 3.0%
		Sovereign Bonds — 1.2%
		Egypt Treasury Bills:

13,250,000	EGP	Zero coupon bond to yield 6.505% due 11/4/08	2,410,819
12,850,000	EGP	Zero coupon bond to yield 6.501% due 11/11/08	2,335,112
		Total Sovereign Bonds (Cost — $4,728,170)	4,745,931
		Repurchase Agreement — 1.8%
7,417,000		Morgan Stanley tri-party repurchase agreement dated 9/30/08, 1.250% due 10/1/08; Proceeds at maturity — $7,417,258; (Fully collateralized by U.S. government agency obligation, 3.250% due 4/9/13; Market value $7,687,952) (Cost — $7,417,000)	7,417,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $12,145,170)	12,162,931
		TOTAL INVESTMENTS — 97.5% (Cost — $512,769,531#)	403,075,742
		Other Assets in Excess of Liabilities — 2.5%	10,497,625
		TOTAL NET ASSETS — 100.0%	$413,573,367

See Notes to Financial Statements.

22	Western Asset High Income Opportunity Fund Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

*              Non-income producing security.

†               Face amount denominated in U.S. dollars, unless otherwise noted.

(a)         Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)         Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)         Security is currently in default.

(d)         Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

(e)         Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(f)          Illiquid security.

(g)         On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into Conservatorship.

#               Aggregate cost for federal income tax purposes is $514,373,118.

Abbreviation used in this schedule:

EGP – Egyptian Pound

SCHEDULE OF WRITTEN OPTIONS

NOTIONAL PAR	REFERENCE ENTITY	EXPIRATION DATE	STRIKE PRICE	VALUE
$1,900,000	Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Dow Jones CDX.NA.HY.10 Index, Call(e)	10/20/08	$0.90	$ (21,683)
1,900,000	Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Dow Jones CDX.NA.HY.10 Index, Call(e)	11/20/08	0.90	(29,745)
1,900,000	Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Dow Jones CDX.NA.HY.10 Index, Put(e)	10/20/08	0.90	(25,483)
1,900,000	Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Dow Jones CDX.NA.HY.10 Index, Put(e)	11/20/08	0.90	(46,341)
	TOTAL WRITTEN OPTIONS (Premiums Received — $166,250)			$ (123,252)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2008 Annual Report	23

Statement of assets and liabilities

September 30, 2008

ASSETS:
Investments, at value (Cost — $512,769,531)	$403,075,742
Cash	632
Dividends and interest receivable	12,599,886
Receivable for securities sold	2,953,418
Prepaid expenses	37,849
Other receivables	289,606
Total Assets	418,957,133
LIABILITIES:
Payable for securities purchased	4,777,995
Investment management fee payable	290,227
Written options, at value (premium received $166,250)	123,252
Directors’ fees payable	18,285
Accrued expenses	174,007
Total Liabilities	5,383,766
TOTAL NET ASSETS	$413,573,367
NET ASSETS:
Par value ($0.001 par value; 73,927,179 shares issued and outstanding; 500,000,000 shares authorized)	$73,927
Paid-in capital in excess of par value	812,718,557
Undistributed net investment income	4,195,350
Accumulated net realized loss on investments, written options and swap contracts	(293,763,676)
Net unrealized depreciation on investments and written options	(109,650,791)
TOTAL NET ASSETS	$413,573,367
Shares Outstanding	73,927,179
Net Asset Value	$5.59

See Notes to Financial Statements.

24	Western Asset High Income Opportunity Fund Inc. 2008 Annual Report

Statement of operations

For the Year Ended September 30, 2008

INVESTMENT INCOME:
Interest	$47,292,016
Dividends	464,950
Total Investment Income	47,756,966
EXPENSES:
Investment management fee (Note 2)	3,843,413
Excise tax (Note 1)	117,735
Legal fees	88,363
Directors’ fees	84,613
Shareholder reports	78,319
Stock exchange listing fees	61,284
Audit and tax	40,780
Custody fees	15,144
Insurance	10,820
Transfer agent fees	9,855
Miscellaneous expenses	9,515
Total Expenses	4,359,841
Less: Fees paid indirectly (Note 1)	(410)
Net Expenses	4,359,431
NET INVESTMENT INCOME	43,397,535
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS AND SWAP CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(16,321,741)
Written options	166,250
Swap contracts	46,408
Net Realized Loss	(16,109,083)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(91,840,126)
Written options	42,998
Change in Net Unrealized Appreciation/Depreciation	(91,797,128)
NET LOSS ON INVESTMENTS, WRITTEN OPTIONS AND SWAP CONTRACTS	(107,906,211)
DECREASE IN NET ASSETS FROM OPERATIONS	$(64,508,676)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2008 Annual Report	25

Statements of changes in net assets

FOR THE YEARS ENDED SEPTEMBER 30,	2008	2007
OPERATIONS:
Net investment income	$43,397,535	$40,455,743
Net realized gain (loss)	(16,109,083)	6,000,875
Change in net unrealized appreciation/depreciation	(91,797,128)	(11,732,306)
Increase (Decrease) in Net Assets From Operations	(64,508,676)	34,724,312
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(41,768,856)	(41,273,544)
Decrease in Net Assets From Distributions to Shareholders	(41,768,856)	(41,273,544)
DECREASE IN NET ASSETS	(106,277,532)	(6,549,232)
NET ASSETS:
Beginning of year	519,850,899	526,400,131
End of year*	$413,573,367	$519,850,899
* Includes undistributed net investment income of:	$4,195,350	$1,914,803

See Notes to Financial Statements.

26	Western Asset High Income Opportunity Fund Inc. 2008 Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30:

	2008[1]	2007[1]	2006[1]	2005[1]	2004[1]
NET ASSET VALUE, BEGINNING OF YEAR	$7.03	$7.12	$7.15	$7.28	$7.08
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.59	0.55	0.54	0.52	0.56
Net realized and unrealized gain (loss)	(1.46)	(0.08)	(0.07)	(0.10)	0.24
Total income (loss) from operations	(0.87)	0.47	0.47	0.42	0.80
LESS DISTRIBUTIONS FROM:
Net investment income	(0.57)	(0.56)	(0.50)	(0.55)	(0.57)
Return of capital	—	—	—	—	(0.03)
Total distributions	(0.57)	(0.56)	(0.50)	(0.55)	(0.60)
NET ASSET VALUE, END OF YEAR	$5.59	$7.03	$7.12	$7.15	$7.28
MARKET PRICE, END OF YEAR	$4.34	$6.47	$6.37	$6.29	$6.83
Total return, based on NAV[2,3]	(12.32)%	7.29%	7.98%	6.69%	12.05%
Total return, based on Market Price[3]	(26.04)%	10.37%	9.82%	0.04%	4.97%
NET ASSETS, END OF YEAR (MILLIONS)	$414	$520	$526	$529	$538
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.91%	0.85%[4]	0.90%	1.25%	1.26%
Net expenses	0.91 [5]	0.85 [4,6]	0.90 [6]	1.25	1.26
Net investment income	9.03	7.55	7.62	7.07	7.73
PORTFOLIO TURNOVER RATE	54%	56%	65%	22%	31%

1         Per share amounts have been calculated using the average shares method.

2         Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3         The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

4         Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.84%.

5         There was no impact to the expense ratio as a result of fees paid indirectly.

6         Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2008 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount

28	Western Asset High Income Opportunity Fund Inc. 2008 Annual Report

of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations and are amortized over the life of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations.

Western Asset High Income Opportunity Fund Inc. 2008 Annual Report	29

Notes to financial statements continued

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2008, no provision for income tax would be required in the Fund’s financial statements.

30	Western Asset High Income Opportunity Fund Inc. 2008 Annual Report

The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed net investment income	Accumulated net realized loss	Paid-in Capital
(a)	$117,735	$27,749,619	$(27,867,354)
(b)	534,133	(534,133)	—

(a)	Reclassifications are primarily due to a non-deductible excise tax accrued by the Fund and the expiration of a capital loss carryover.
(b)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes, book/tax differences in the treatment of consent fees and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred balances are reported in the Statement of Operations under Directors’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change

Western Asset High Income Opportunity Fund Inc. 2008 Annual Report	31

Notes to financial statements continued

will have no effect on fees previously deferred. As of September 30, 2008, the Fund had accrued $16,095 as deferred compensation payable.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$248,940,236
Sales	258,217,979

At September 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 2,007,880
Gross unrealized depreciation	(113,305,256)
Net unrealized depreciation	$(111,297,376)

During the year ended September 30, 2008, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Written options, outstanding September 30, 2007	—	—
Options written	14,600,000	$ 332,500
Options closed	—	—
Options expired	(7,000,000)	(166,250)
Written options, outstanding September 30, 2008	7,600,000	$166,250

4. Distributions subsequent to September 30, 2008

On August 14, 2008, the Fund’s Board declared two dividends, each in the amount of $0.05 per share, payable on October 31, 2008 and November 28, 2008 to shareholders of record on October 24, 2008 and November 21, 2008, respectively.

5. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2008	2007
Distributions Paid From:	—	—
Ordinary Income	$41,768,856	$41,273,544

32	Western Asset High Income Opportunity Fund Inc. 2008 Annual Report

As of September 30, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 4,445,506
Capital loss carryforward*	(276,188,983)
Other book/tax temporary differences(a)	(16,221,262)
Unrealized appreciation/(depreciation)(b)	(111,254,378)
Total accumulated earnings / (losses) — net	$(399,219,117)

*	As of September 30, 2008, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2009	$ (69,256,717)
9/30/2010	(141,417,884)
9/30/2011	(62,116,725)
9/30/2012	(2,542,282)
9/30/2016	(855,375)
$(276,188,983)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

6. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its December 31, 2008 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Western Asset High Income Opportunity Fund Inc. 2008 Annual Report	33

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset High Income Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Income Opportunity Fund Inc. as of September 30, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Opportunity Fund Inc. as of September 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 24, 2008

34	Western Asset High Income Opportunity Fund Inc. 2008 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Opportunity Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS:
CAROL L. COLMAN c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”), 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years	President, Colman Consulting Co.

Number of portfolios in fund complex overseen by director (including the Fund)	23

Other board memberships held by Director	None
DANIEL P. CRONIN c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years	Retired; Formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	23

Other board memberships held by Director	None
PAOLO M. CUCCHI c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years	Professor of Italian and French languages, Drew University (since 1984); Formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2008)

Number of portfolios in fund complex overseen by director (including the Fund)	23

Other board memberships held by Director	None

Western Asset High Income Opportunity Fund Inc.	35

Additional information (unaudited) continued

Information about Directors and Officers

LESLIE H. GELB c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years

President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); Formerly, President, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	23

Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”): India Fund Inc. and Asia Tigers Fund, Inc.
WILLIAM R. HUTCHINSON c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years	President, W.R. Hutchinson & Associates Inc. (since 2001)

Number of portfolios in fund complex overseen by director (including the Fund)	23

Other board memberships held by Director	Director of Associated Banc-Corp.
RIORDAN ROETT c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years	The Sarita and Don Johnston Professor of Political Science and Director, of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1993)

Number of portfolios in fund complex overseen by director (including the Fund)	23

Other board memberships held by Director	None

36	Western Asset High Income Opportunity Fund Inc.

JESWALD W. SALACUSE c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	23

Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Advisors

INTERESTED DIRECTORS:

R. JAY GERKEN, CFA[2] Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past 5 years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); Formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	148

Other board memberships held by Director	None

OFFICERS:

KAPREL OZSOLAK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; Formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

Western Asset High Income Opportunity Fund Inc.	37

Additional information (unaudited) continued

Information about Directors and Officers

TED P. BECKER Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL Legg Mason, 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason, 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

STEVEN FRANK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

38	Western Asset High Income Opportunity Fund Inc.

ALBERT LASKAJ Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (Since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

1                   The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2011, year 2009 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2                   Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset High Income Opportunity Fund Inc.	39

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

40	Western Asset High Income Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) AST will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a

Western Asset High Income Opportunity Fund Inc.	41

Dividend reinvestment plan (unaudited) continued

shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

42	Western Asset High Income Opportunity Fund Inc.

Western Asset High Income Opportunity Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadvisers
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA	Western Asset Management Company Limited
Chairman
William R. Hutchinson	Custodian
Riordan Roett	State Street Bank and Trust Company
Jeswald W. Salacuse	225 Franklin Street
Boston, Massachusetts 02110
Officers
R. Jay Gerken, CFA	Transfer agent
President and Chief Executive Officer	American Stock Transfer &
Trust Company
Kaprel Ozsolak	59 Maiden Lane
Chief Financial Officer and Treasurer	New York, New York 10038

Ted P. Becker	Independent registered public accounting firm
Chief Compliance Officer	KPMG LLP
345 Park Avenue
Robert I. Frenkel	New York, New York 10154
Secretary and Chief Legal Officer
Legal counsel
Thomas C. Mandia	Simpson Thacher & Bartlett LLP
Assistant Secretary	425 Lexington Avenue
New York, New York 10017
Steven Frank
Controller	New York Stock Exchange Symbol
HIO
Albert Laskaj
Controller

Western Asset High Income Opportunity Fund Inc.
55 Water Street
New York, NY 10041

Western Asset High Income Opportunity Fund Inc.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX010408 11/08 SR08-684

ITEM 2.                                                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2007 and September 30, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,000 in 2007 and $32,600 in 2008.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4 for Western Asset High Income Opportunity Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Opportunity Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,000 in 2007 and $3,200 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset High Income Opportunity Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee duly implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes impairs the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services does not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Opportunity Fund Inc. during the reporting period were $0 in 2008.

(h) Yes.  Western Asset High Income Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset High Income Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.  Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.  Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2001.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of August 31, 2008.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

S. Kenneth Leech‡	115 registered investment companies with $111.1 billion in total assets under management	275 Other pooled investment vehicles with $222.5 billion in assets under management	1,006Other accounts with $251.6 billion in total assets under management*

Stephen A. Walsh‡	115 registered investment companies with $111.1 billion in total assets under management	275 Other pooled investment vehicles with $222.5 billion in assets under management	1,006 Other accounts with $251.6 billion in total assets under management*

Keith J. Gardner‡	7 registered investment companies with $1.1 billion in total assets under management	8 Other pooled investment vehicles with $1.1 billion in assets under management	0 Other accounts with $0 million in total assets under management

Michael C. Buchanan‡	17 registered investment Companies with $7.9 billion in total assets under management	9 Other pooled investment vehicles with $ 5.4 billion in assets under management	18 Other accounts with $2.1 billion in total assets under management**

Detlev Schlichter‡	2 registered investment Companies with $0.2 billion in total assets under management	29 Other pooled investment vehicles with $3.9 billion in assets under management	67 Other accounts with $23.3 billion in total assets under management***

*	Includes 94 accounts managed, totaling $26.4 billion, for which advisory fee is performance based.
**	Includes 19 accounts managed, totaling $6.2 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Performance is reviewed on a 1, 3 and 5 year basis for compensation – with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is considered. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of August 31, 2008.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	E
Keith J. Gardner	A
Michael C. Buchanan	A
Detlev Schlichter	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                            CONTROLS AND PROCEDURES.

(a)        The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)        There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                            EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	December 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	December 3, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	December 3, 2008